Exhibit 10.5

AMENDED AND RESTATED SUBSIDIARY GUARANTEE

       AMENDED AND RESTATED SUBSIDIARY GUARANTEE, dated as of August 16, 2007, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of Sheridan Asset Management LLC (the “Lender”) pursuant to that certain Loan Agreement, dated as of April 6, 2007, between Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA”) and the Lender and that certain Loan Agreement dated as of August 16, 2007 between UPDA, and the Lender.

W I T N E S S E T H:

       WHEREAS, pursuant to that certain Loan Agreement, dated as April 6, 2007, by and between UPDA and the Lender (as amended as of August 16, 2007, the “UPDA First Loan Agreement”), the Lender has agreed to make a term loan to UPDA (the “UPDA First Loan”) evidenced by UPDA’s Senior Secured Promissory Note, due April 6, 2008 (as amended, the “UPDA First Note”), subject to the terms and conditions set forth therein;

       WHEREAS, pursuant to that certain Loan Agreement dated as of August 16, 2007, by and between UPDA and the Lender (the “UPDA Second Loan Agreement”, together with the UPDA First Loan Agreement, the “Loan Agreements”), the Lender agreed to make another loan to UPDA (the “UPDA Second Loan”) evidenced by the UPDA’s Senior Secured Promissory Note, as amended, due August 16, 2010 (the “UPDA Second Note”, together with the UPDA First Note, the “Notes”), subject to the terms and conditions set forth therein;

       WHEREAS, each Guarantor will directly benefit from the extension of credit to UPDA represented by the issuance of the Notes; and

       NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan Agreements and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Lender as follows:

       1.     Definitions. Unless otherwise defined herein, terms defined in the Loan Agreements or the Notes and used herein shall have the meanings given to them in the Loan Agreements or the Notes, as such terms relate to such agreements. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

             “Guarantee” means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

             “Obligations” means the collective reference to all obligations and undertakings of UPDA of whatever nature, monetary or otherwise, under the Notes, the Loan Agreements, the Security Agreement (as defined in the UPDA Second Loan Agreement), Transaction Documents or any other future agreement or obligations undertaken by UPDA to the Lender, together with all reasonable attorneys’ fees, disbursements and all other costs and expenses of collection incurred by Lender in enforcing any of such Obligations and/or this Guarantee.

             “Transaction Documents” means the Loan Agreements, the Notes, the Security Documents as defined under the UPDA Second Loan Agreement, the Registration Rights Agreement as defined under the UPDA Second Loan Agreement, the Registration Rights Agreement dated as of April 6, 2007 by and between UPDA and the Lender, the Warrant issued pursuant to the UPDA Second Loan and the Warrant issued pursuant to the UPDA First Loan, the Subordination Agreement as defined under the UPDA Second Loan Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder or required to be executed pursuant to the terms of the UPDA First Loan Agreement or the UPDA Second Loan Agreement.

       2.     Guarantee.

             (a)     Guarantee.

                         (i)     The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by UPDA when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                         (ii)     Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

                         (iii)     Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lender hereunder.

                         (iv)     The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

                         (v)     No payment made by UPDA, any of the Guarantors, any other guarantor or any other Person or received or collected by the Lender from UPDA, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full.

                         (vi)     Notwithstanding anything to the contrary in this Agreement, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g. the issuance of UPDA’s common stock), the Guarantors shall only be liable for making the Lender whole on a monetary basis for UPDA’s failure to perform such Obligations in accordance with the Transaction Documents.

             (b)     Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder.

             (c)     No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against UPDA or any other Guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from UPDA or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lender by UPDA on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

             (d)     Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreements and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

             (e)     Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between UPDA and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon UPDA or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Loan Agreements or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud or misconduct by Lender) which may at any time be available to or be asserted by UPDA or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of UPDA or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of UPDA for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against UPDA, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from UPDA, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of UPDA, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

             (f)     Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of UPDA or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for UPDA or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

             (g)     Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Loan Agreements.

       3.     Representations and Warranties. Each Guarantor hereby makes the following representations and warranties to Lender as of the date hereof:

             (a)     Organization and Qualification. Each Guarantor is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the applicable jurisdiction set forth on Schedule 1, with the requisite corporate or organizational power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each Guarantor has no subsidiaries other than those identified as such on the Disclosure Schedules to the Loan Agreements. Each Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Guarantee in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of each Guarantor or (z) adversely impair in any material respect each Guarantor’s ability to perform fully on a timely basis its obligations under this Guarantee (a “Material Adverse Effect”).

             (b)     Authorization; Enforcement. Each Guarantor has the requisite corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Guarantee, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guarantee by each Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate or limited liability company action on the part of each Guarantor. This Guarantee has been duly executed and delivered by each of the Guarantor and constitutes the valid and binding obligation of each Guarantor enforceable against each Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

             (c)     No Conflicts. The execution, delivery and performance of this Guarantee by each Guarantor and the consummation by each Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws or other organizational documents or (ii) assuming execution and delivery of the amendments to the UPDA First Loan Agreement and the UPDA First Note, conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which each Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which each Guarantor is subject (including Federal and state securities laws and regulations), or by which any material property or asset of each Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of each Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

             (d)     Consents and Approvals. Other than amendments to the UPDA First Loan Agreement and the UPDA First Note, it is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with its execution, delivery and performance of this Guaranty.

             (e)     Loan Agreements. The representations and warranties of UPDA set forth in the Loan Agreements as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Loan Agreements, and the Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided, that each reference in each such representation and warranty to UPDA’s knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor’s knowledge.

       4.     Covenants. Each Guarantor covenants and agrees with the Lender that, from and after the date of this Guarantee until the Obligations shall have been paid in full, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

       5.     Miscellaneous.

             (a)     Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the majority in interest (based on the then-outstanding principal amount of the Notes at the time of such determination) of the Lender and its assigns.

             (b)     Notices. All notices, requests and demands to or upon the Lender or any Guarantor hereunder shall be effected in the manner provided for in the Loan Agreements; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

             (c)     No Waiver By Course Of Conduct; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

             (d)     Enforcement Expenses; Indemnification.

                         (i)     Each Guarantor agrees to pay, or reimburse the Lender for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

                         (ii)     Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

                         (iii)     Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent UPDA would be required to do so pursuant to the Loan Agreements.

                         (iv)     The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Loan Agreements and the other Transaction Documents.

             (e)     Successors and Assigns. This Guarantee shall be binding upon the successors and permitted assigns of each Guarantor and shall inure to the benefit of the Lender and its respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Lender.

             (f)     Set-Off. Each Guarantor hereby irrevocably authorizes the Lender at any time and from time to time while an Event of Default under any of the Transaction Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Lender hereunder and claims of every nature and description of the Lender against such Guarantor, in any currency, whether arising hereunder, under the Loan Agreements, any other Transaction Document or otherwise, as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Lender shall notify such Guarantor promptly of any such set-off and the application made by the Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

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             (g)     Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

             (h)     Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

             (i)     Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

             (j)     Integration. This Guarantee and the other Transaction Documents represent the agreement of the Guarantors and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

             (k)     Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS.

             (l)     Submission to Jurisdictional; Waiver. Each Guarantor hereby irrevocably and unconditionally:

                         (i)     submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Transaction Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, located in New York County, New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                         (ii)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                         (iii)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in the Loan Agreements or at such other address of which the Lender shall have been notified pursuant thereto;

                         (iv)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                         (v)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

             (m)     Acknowledgements. Each Guarantor hereby acknowledges that:

                         (i)     it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

                         (ii)     the Lender has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                         (iii)     no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Lender.

             (n)     Additional Guarantors. UPDA shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

             (o)     Release of Guarantors. Subject to Section 2(f), each Guarantor will be released from all liability hereunder concurrently with the repayment in full of all amounts owed under the Loan Agreements, the Notes and the other Transaction Documents.

             (p)     Seniority. The Obligations of each of the Guarantors hereunder are intended to rank senior in priority to any other debt of such Guarantor.

             (q)     Waiver of Jury Trial. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE LENDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

       IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Subsidiary Guarantee to be duly executed and delivered as of the date first above written.

CANYON CREEK OIL AND GAS INC.

By: __________________________________________ Name: Title:

CATLIN OIL AND GAS, INC.

By: __________________________________________ Name: Title:

HEARTLAND OIL AND GAS CORP.

By: __________________________________________ Name: Title:

HEARTLAND GAS GATHERING, LLC

By: __________________________________________ Name: Title:

HEARTLAND OIL & GAS, INC.

By: __________________________________________ Name: Title:

UPDA OPERATORS, INC.

By: __________________________________________ Name: Title:

HEARTLAND INTERNATIONAL OIL CORP.

By: __________________________________________ Name: Title:

AZTEC WELLS SERVICES, INC.

By: __________________________________________ Name: Title:

SCHEDULE 1

GUARANTORS

The following are the names, notice addresses and jurisdiction of organization of each Guarantor.

NAME	ADDRESS	JURISDICTION OF INCORPORATION	PERCENTAGE OWNED	OWNER
CANYON CREEK OIL AND GAS, INC.	124 N. Church Street, Jacksboro, TX 76458	Nevada	60%	Universal Property Development and Acquisition Corporation
CATLIN OIL AND GAS, INC.	124 N. Church Street, Jacksboro, TX 76458	Nevada	90%	Universal Property Development and Acquisition Corporation
HEARTLAND OIL AND GAS CORP.	12603 Southwest Freeway, Suite 285, Stafford, TX 77477	Nevada	100%	Universal Property Development and Acquisition Corporation
HEARTLAND GAS GATHERING, LLC	12603 Southwest Freeway, Suite 285, Stafford, TX 77477	Kansas	100%	Heartland Oil and Gas Corp.
HEARTLAND OIL AND GAS INC.	12603 Southwest Freeway, Suite 285, Stafford, TX 77477	Nevada	100%	Heartland Oil and Gas Corp.
UPDA OPERATORS, INC.	124 N. Church St., Jacksboro, TX 76458	Nevada	100%	Universal Property Development and Acquisition Corporation
AZTEC WELL SERVICES, INC.	124 N. Church Street, Jacksboro, TX 76458	Nevada	100%	Universal Property Development and Acquisition Corporation
HEARTLAND INTERNATIONAL OIL CORP.	12603 Southwest Freeway, Suite 285, Stafford, TX 77477	British Virgin Islands	100%	Heartland Oil and Gas Corp.

ANNEX 1 TO

SUBSIDIARY GUARANTEE

       ASSUMPTION AGREEMENT, dated as of ____ __, ______ made by ___________________, corporation (the “Additional Guarantor”), in favor of the Lender pursuant to the Loan Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Loan Agreement.

W I T N E S S E T H :

       WHEREAS, Universal Property Development and Acquisition Corporation, a Nevada corporation (“UPDA”) and the Lender have entered into a Loan Agreement, dated as of April 6, 2007 (as amended, supplemented or otherwise modified from time to time, the “UPDA First Loan Agreement”);

       WHEREAS, UPDA and the Lender have entered into a Loan Agreement, dated August 16, 2007 (as amended, supplemented or reverse modified from time to time, the “UPDA Second Loan Agreement”, together with the UPDA First Loan Agreement, the “Loan Agreements”);

       WHEREAS, in connection with the Loan Agreements, UPDA and its Subsidiaries (other than the Additional Guarantor) have entered into the Amended and Restated Subsidiary Guarantee, dated as of August 16, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Lender;

       WHEREAS, the Loan Agreements requires the Additional Guarantor to become a party to the Guarantee; and

       WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

       NOW, THEREFORE, IT IS AGREED:

       1.     Guarantee. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5(n) of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

       2.     Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

____________________________________

By:_________________________________
Name:
Title:

ANNEX 1-A